                       INTERNATIONAL RECTIFIER CORPORATION

                      GRANTOR TRUST FOR RETIREMENT BENEFITS

                                 FOR ERIC LIDOW

                      INTERNATIONAL RECTIFIER CORPORATION
                     GRANTOR TRUST FOR RETIREMENT BENEFITS
                                 FOR ERIC LIDOW

     This Agreement, made effective as of the 24th day of October, 1995, by and between International Rectifier Corporation (the "Company") and Union Bank (the "Trustee"), evidences the terms of a trust to hold assets in respect of the retirement benefits payable to Eric Lidow, and his spouse if she survives him, pursuant to Paragraph 3(a)(iii) of the employment agreement, dated as of May 15, 1991, between the Company and Eric Lidow as amended by the letter agreement dated April 12, 1995 (the "Employment Agreement").

     WHEREAS, under the terms of the Employment Agreement, a copy of which is attached hereto as Exhibit A, the Company is obligated to provide retirement benefits to Eric Lidow and, if she survives him, his spouse;

     WHEREAS, the Company wishes to establish a trust (hereinafter referred to as the "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of the Company's creditors in the event of the Company's Insolvency, as herein defined, until paid to Eric Lidow or his spouse in such manner and at such times as specified in the Employment Agreement;

     WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Company's obligation under the Employment Agreement as an unfunded promise to pay deferred compensation to Eric Lidow for purposes of Title I of the Employee Retirement Income Security Act of 1974; and

     WHEREAS, it is the intention of the Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its obligation under the Employment Agreement to provide retirement benefits to Eric Lidow.

     NOW, THEREFORE, the parties do hereby establish the Trust, to be known as the "INTERNATIONAL RECTIFIER CORPORATION TRUST FOR RETIREMENT BENEFITS FOR ERIC LIDOW," and agree that the Trust shall be comprised, held and disposed of as follows:

SECTION 1.  ESTABLISHMENT OF TRUST; GENERAL ADMINISTRATION.

      (a) The Company hereby deposits with the Trustee in trust $100, which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

     (b)  The Trust hereby established shall be irrevocable.

     (c) The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

      (d) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of providing the retirement benefits described in the Employment Agreement and general creditors as herein set forth. Eric Lidow and his spouse shall have no preferred claim on, or any beneficial ownership interest in, any
assets  of  the  Trust.   Any  rights  created  under  the  Employment
Agreement and this Trust Agreement shall be mere unsecured contractual rights of Eric Lidow and his spouse against the Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) herein.

      (e) Within 30 days following the execution of this Trust Agreement, the Company shall irrevocably deposit cash or other property to the Trust in an amount equal to $3,000,000. Thereafter, within 30 days following the end of each calendar quarter, the Company shall irrevocably deposit additional cash or other property to the Trust in an amount equal to the excess of (A) over (B) where (A) equals the lump sum Actuarial Equivalent (as defined below) of the retirement benefits payable to Eric Lidow and his spouse as of the end of such calendar quarter and (B) equals the fair market value of the Trust's assets as of the end of such calendar quarter. For purposes of this Trust Agreement, "Actuarial Equivalent" shall mean a benefit of equal value computed using an interest rate of 8%, the 1983 GAM
Male (0, -6) Mortality Table, and an assumption of a 4% increase in the Consumer Price Index referred to in the Employment Agreement for future years.

      (f) The Company shall certify in writing to the Trustee the names and specimen signatures of all those who are authorized to act as or on behalf of the Company, and those names and specimen signatures shall be updated as necessary by a duly authorized official of the Company. The Company shall promptly notify the Trustee if any person so designated is no longer authorized to act on behalf of the Company. Until the Trustee receives notice that a person is no longer authorized to act on behalf of the Company, the Trustee may continue to rely on the Company's designation of such person.

      (g) The Trustee may seek written instructions from the Company on any matter and await written instructions without incurring any liability. If at any time the Company should fail to give directions to the Trustee, the Trustee may act in the manner that in its discretion seems advisable under the circumstances for carrying out the purposes of the Trust. Such actions shall be conclusive on the Company, Eric Lidow and his spouse on any matter if written notice of the proposed action is given five (5) days prior to the action being taken, and the Trustee receives no response. In case of emergency, the Trustee may act in the absence of directions from any other person having the power and duty to direct the Trustee with respect to the matter involved and shall incur no liability in so acting.

      (h) The Company shall maintain and furnish the Trustee with all reports, documents and information as shall be required by the Trustee to perform its duties and discharge its responsibilities under this Trust Agreement, including without limitation a certified copy of any amendments to the Employment Agreement and, following a Change in Control of the Company, written reports setting forth all information required to calculate Eric Lidow's benefit under the Employment Agreement.

      (i) The Trustee shall have no liability for the adequacy of contributions for the purposes of the Employment Agreement or for enforcement of the payment thereof.

      (j) The Trustee shall have no liability for the acts or omissions of the Company.

     (k) The Company, by adoption of this Trust Agreement, agrees to indemnify the Trustee and any agent such parties appoint for reasonable expenses and to exonerate and indemnify them to their reasonable satisfaction, from time to time, for or against any and all loss, expense and liability incurred or to be incurred by them for acts or omissions of the Company or any of its employees.

     (1) The Company agrees to indemnify the Trustee against any liability imposed as a result of a claim asserted by any person or persons with respect to whom the Trustee has acted in good faith in reliance on a written direction of the Company.

SECTION 2. PAYMENTS TO ERIC LIDOW AND/OR HIS SPOUSE.

      (a) Upon the Corporation's termination of Eric Lidow's employment for any reason other than Cause, or upon Eric Lidow's resignation following a Change in Control of the Company (as "Cause"
and "Change in Control") are defined in Employment Agreement, or upon Eric Lidow's death, the Company or such party as it shall designate in writing to the Trustee shall deliver to the Trustee a written schedule
(a "Payment Schedule") that indicates the amounts payable to Eric
Lidow or his spouse, or that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for under the Employment Agreement), and the time of commencement for payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to Eric Lidow or his spouse in accordance with such
Payment Schedule.  The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Employment Agreement and shall pay the amounts withheld to the appropriate taxing authorities or determine that  such  amounts  have  been  reported,  withheld  and  paid  by  the
Company.    The  Trustee  shall  provide  the  Company  with  written
confirmation of the fact and time of any payment hereunder within 10 days of payment.

      (b) The entitlement of Eric Lidow or his spouse to retirement benefits under the Employment Agreement shall be determined by the Company or such party as it shall designate under the Employment Agreement. Notwithstanding the foregoing or anything else contained in this Trust Agreement to the contrary, upon a Change in Control of the Company, the responsibility of the Company and any of its delegates for determining benefit entitlement or directing any payment or disbursement shall cease and the Trustee shall have full authority and responsibility for such matters.

      (c) The Trustee shall provide the Company with written confirma-tion of the fact and time of any payment hereunder within 10 business days after making any payment to Eric Lidow or his spouse.

      (d) The Company may make payment of benefits directly to Eric Lidow or his spouse as they become due under the terms of the Employment Agreement. The Company shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to Eric Lidow or his spouse. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Employment Agreement, the Company shall make the balance of each such payment as it falls due. The Trustee shall notify the Company when principal and earnings are not sufficient.

      (e) Should any controversy arise as to the person or persons to whom any distribution or payment is to be made by the Trustee, the Trustee may retain the amount in controversy pending resolution of the controversy or the Trustee may file an action seeking declaratory relief and/or may interplead the Trust assets or fund in issue, and name as necessary parties the Company, Eric Lidow, his spouse and/or any or all persons making conflicting demands. The Trustee shall not be liable for the payment of any interest or income, except for that earned as a Trust investment, on any amount withheld or interpleaded under this Section 2(e). The expenses of the Trustee for taking any action under this Section 2(e) shall be paid to the Trustee by the Company.

SECTION 3. TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO TRUST
           BENEFICIARY WHEN COMPANY IS INSOLVENT.

      (a)  The Trustee shall cease payment of benefits to Eric Lidow or
his  spouse  if  the  Company  is  Insolvent.   The  Company  shall  be
considered "Insolvent" for purposes of this Trust Agreement if (i) it is unable to pay its debts as they become due, or (ii) it is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

      (b) At all times during the continuance of this Trust, as provided in Section l(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Company and its affiliates under federal and state law, as set forth below.

                (i) The Company's Board of Directors and its Chief Executive Officer shall have the duty to inform the Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to Eric Lidow or his spouse.

                (ii) Unless the Trustee has actual knowledge of the Company's Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's solvency.

               (iii) If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue payments to Eric Lidow or his spouse and shall hold the assets of the Trust for the benefit of the Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Eric Lidow or his spouse to pursue their rights as general creditors of the Company with respect to benefits due under the Employment Agreement or otherwise.

                (iv) The Trustee shall resume the payment of benefits to Eric Lidow or his spouse in accordance with Section 2 of this Trust Agreement only after the Trustee has determined that the Company is not Insolvent (or is no longer Insolvent).

      (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to
Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Eric Lidow or his spouse under the terms of the Employment Agreement for the period of such discontinuance, less the aggregate amount of any payments made to Eric Lidow or his spouse by the Company in lieu of the payments provided for hereunder during any such period of discontinuance.

SECTION 4.  PAYMENTS TO COMPANY.

     Except as provided in Section 3 or Section 11 hereof, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to others any of the Trust assets before all payments of benefits have been made to Eric Lidow or his spouse pursuant to the terms of the Plans.

SECTION 5. INVESTMENT AUTHORITY.

      (a) Prior to a Change in Control, the Trustee shall invest and manage the assets of the Trust in accordance with written directions from the Administrative Committee, a committee to be appointed by the Company, the members of which may be changed from time to time by the Company (the "Committee"). Upon a Change in Control, the authority of the Company and the Committee hereunder shall cease and the Trustee shall have the exclusive authority and responsibility for the investment of Trust assets.

      (b) The Company shall have the right, at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust.

      (c) Subject to the foregoing provisions of this Section 5, the Trustee shall have, without exclusion, all powers conferred on the Trustee by applicable law, unless expressly provided otherwise herein, and all rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with Eric Lidow or his spouse. The Trustee shall have full power and authority to invest and reinvest the Trust funds in any investment permitted by law, under the standards set forth in Section 8(a) including, without limiting the generality of the foregoing, the power:

           (i) To hold, invest and reinvest the principal or income of the Trust in bonds, common or preferred stock, other securities, or other personal, real or mixed tangible or intangible property (including investment in deposits with Trustee which bear a reasonable interest rate, including without limitation invest-ments in trust savings accounts, certificates of deposit, time certificates or similar investments or deposits maintained by the Trustee);

           (ii) To pay and provide for the payment of all reasonable and necessary expenses of administering the affairs of the Trust, subject to reimbursement of such expenses within 30 days by the Company in accordance with Section 9 hereof;

           (iii) To pay and provide for the payment of all benefits to Eric Lidow or his spouse in accordance with the Payment Sched-ules;

           (iv) To retain noninterest bearing deposits or a cash balance with Trustee of so much of the funds as may be determined to be temporarily held awaiting investment or payment of benefits or expenses notwithstanding Trustee's receipt of "float" from such uninvested funds;

           (v) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust and to institute, compromise and defend actions and proceedings;
                                        6

           (vi) To vote any stock, bonds or other securities of any corporation or other issuer at any time held in the Trust; to otherwise consent to or request any action on the part of any such corporation or other issuer; to give general or special proxies or powers of attorney, with or without power of substitu-tion; to participate in any reorganization, recapitalization, consolidation, merger or similar transaction with respect to such stocks, bonds or other securities and to deposit such stocks, bonds or other securities in any voting trust, or with any protective or like committee, or with a trustee, or with the depositaries designated thereby; to exercise any subscription rights and conversion privileges; and to generally exercise any of the powers of an owner with respect to the stocks, bonds or other securities or properties in the Trust; and

           (vii) To cause all or any part of the Trust to be held in the name of the Trustee, or as permitted by law, in the name of any nominee, and to acquire for the Trust any investment in bearer form.

           (viii) To invest funds pending required directions in any type of interest-bearing account including, without limitation, time certificates of deposit or interest-bearing accounts issued by the Trustee, or any mutual fund or short-term investment fund ("Fund"), whether sponsored or advised by the Trustee or any affiliate thereof. In addition to receiving any Trustee's fees paid pursuant to this Trust Agreement, the Trustee or its affiliate may be compensated for providing such investment advice to such Fund.

          (ix) Generally, to do all such acts, execute all such instruments, take all such proceedings, and exercise all such rights and privileges with relation to the property constituting the Trust as if Trustee were the absolute owner thereof.

SECTION 6.  DISPOSITION OF INCOME.

     During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

SECTION 7. ACCOUNTING BY TRUSTEE.

     The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Company and the Trustee. Within 30 days following the close of each calendar quarter and within 30 days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company a written account of its administration of the Trust during such quarter or during the period from the close of the last preceding quarter to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such quarter or as of the date of such removal or resignation, as the case may be. The Company shall have 60 days after the Trustee's mailing of each such account within which to file with the Trustee written objections to such account. Upon the expiration of each such period, the Trustee shall be forever released and discharged from all liability and accountability to the Company with respect to the propriety of its acts and transactions shown in such account except with respect to any such acts or transactions as to which the Company files written objections within such 60-day period with the Trustee.

SECTION 8. RESPONSIBILITY OF TRUSTEE.

      (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Company which is contemplated by, and in conformity with, the terms of the Employment Agreement or this Trust and is given in writing by the Company. In the event of a dispute between the Company and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

     (b) If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Company agrees to indemnify the Trustee against the Trustee's reasonable costs, expenses and liabili-ties (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments; provided that the Trustee must first afford the Company the opportuni-ty to defend any action against the Trust or the Trustee in connection with this Trust.

      (c) The Trustee may consult with legal counsel (who may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder.

     (d) The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

(e) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein; provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

      (f) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of
Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

SECTION 9.  COMPENSATION AND EXPENSES OF TRUSTEE.

     The Company, or at its option, the Trust, shall quarterly pay the Trustee its expenses in administering the Trust and reasonable compensation for its services as Trustee at a rate to be agreed upon from time to time by the parties to this Trust Agreement, based upon Trustee's published fee schedule.
 Reasonable  compensation  shall include compensation for any extraordinary
services or computations required.    The  Trustee  shall  have  a  lien  on
the Trustee for compensation and for any reasonable expenses including counsel, appraisal, or accounting fees, and these may be withdrawn from the Trust unless paid by the Company within 30 days after mailing of the written billing by the Trustee.

SECTION 10.  RESIGNATION AND REMOVAL OF TRUSTEE; APPOINTMENT OF
             SUCCESSOR.

      (a) The Trustee may resign at any time by written notice to Company, which shall be effective 30 days after receipt of such notice unless the Company and the Trustee agree otherwise. If the Trustee resigns at any time after a Change in Control, the Company shall appoint a successor Trustee which must be approved by Eric Lidow or, if he is then deceased, his surviving spouse.

      (b) The Trustee may be removed by the Company on 30 days' notice or upon shorter notice accepted by the Trustee; provided that, after a Change in Control, the Trustee may not be removed by the Company unless such removal is approved by Eric Lidow or, if he is then deceased, his surviving spouse.

(c) Any successor Trustee may be a bank trust department or other party that may be granted corporate trustee powers under state law. Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 30 days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit; provided that after a Change in Control any extension must be approved by Eric Lidow or, if he is then deceased, his surviving spouse. Notwithstanding the foregoing, the Trustee resigning or being removed is authorized to reserve such amount of trust assets as may be necessary for the payment of its fees and expenses incurred prior to its resignation, and the Trust assets shall remain liable to reimburse the resigning Trustee for all costs, expenses or attorneys' fees or losses incurred, whether before or after resignation, due solely to Trustee's holding title to and administration of Trust assets.

      (d)  A successor Trustee must be appointed by the effective date
of  resignation  or  removal  of  the  original  Trustee.   If  no  such
appointment has been made, the original Trustee may apply to a court of  competent  jurisdiction  for  appointment  of  a  successor  or  for
instructions.   All expenses of the Trustee in connection with the
proceeding shall be allowed as administrative expenses of the Trust.
The Trustee shall continue to be entitled to compensation for its services as provided herein as Trustee until a successor Trustee is appointed.

      (e) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 5, 7 and 8 hereof. The successor Trustee shall not be responsible for and the Company shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

SECTION 11.  AMENDMENTS OR TERMINATION.

     (a) This Trust Agreement may be amended by a written instrument executed by the Trustee and the Company, provided that after a Change in Control any amendment of this Agreement must be approved by Eric Lidow or, if he is then
deceased, his surviving spouse.   Notwithstanding the foregoing, no such
amendment shall conflict with the terms of the Employment Agreement or shall make the Trust revocable.

     (b) The Trust shall not terminate until the date on which Eric Lidow and his spouse are no longer entitled to benefits pursuant to the terms of the Employment Agreement. Such date shall be determined
by the Company and communicated to the Trustee in writing.   Upon
termination of the Trust, any assets remaining in the Trust shall be returned to the Company.

     (c) Notwithstanding the foregoing, the Company may terminate the Trust upon (i) written approval of Eric Lidow or, if he is then deceased, his surviving spouse, (ii) the exhaustion of all appeals of a final determination of a court of competent jurisdiction that the interests in the Trust of Eric Lidow or his spouse is includible for federal income tax purposes in his or her gross income, without such determination having been reversed (or the earlier expiration of the time to appeal), (iii) the expiration of the maximum length of time for which trusts may be established under any applicable state law, (iv) a determination of the Company to terminate the Trust because of applicable law requires it to be amended in a way that could make it taxable to Eric Lidow or his spouse and failure to so amend the Trust would subject the Company to material penalties, or (v) a determination of the Company to terminate the Trust because the Company concludes, after consulting with legal counsel, that judicial authority or the opinion of the U.S. Department of Labor (as expressed in its proposed or final regulations, advisory opinions, or similar administrative announcements) creates a significant possibility that the Trust will not be considered a component of an unfunded plan or arrangement maintained primarily to provide deferred compensation for a member of a select group of management or highly compensated employees, as described in Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended. All assets in the Trust at termination shall be returned to the Company.

SECTION 12.  MISCELLANEOUS.

     (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

     (b) Benefits payable to Eric Lidow or his spouse under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

     (c) This Trust Agreement shall be governed by and construed in accordance with the laws of California.

     (d) This instrument may be executed in one or more counterparts, each of which is legally binding and enforceable.

     (e) Terms used in the masculine shall include the feminine and vice versa and terms used in the singular shall include the plural and vice versa, unless the context clearly indicates otherwise.

     (f) This Trust Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

     (g) Any dispute under this Agreement between Company and Trustee shall be resolved by submission of the issue to a member of the American Arbitration Association who is chosen by the Company and the Trustee. If the Company and the Trustee cannot agree on the choice, each shall nominate a member of the American Arbitration Association, and the two nominees will then select an arbitrator.

     IN WITNESS WHEREOF, this Trust Agreement is executed this 24th day of October, 1995.

                                             INTERNATIONAL RECTIFIER CORPORATION

                                             By   /s/ Michael P. McGee
                                                  ------------------------------

                                                  VICE PRESIDENT -
                                                  CHIEF FINANCIAL OFFICER

                                             By
                                                  ------------------------------

                                             UNION BANK

                                             By   /s/ T. STEVEN PERRY
                                                  ------------------------------

                                             By   /s/ Illegible Signature
                                                  ------------------------------

                                 [Letterhead]


     February 22, 1996

     Via Federal Express

     Mr. T. Steven Perry
     Vice President - Compliance
     Union Bank
     Post Office Box 4560
     Los Angeles, CA 90051-4560

     RE: International Rectifier Corporation
            Grantor Trust for Retirement Benefits for
            Eric Lidow, dated October 24, 1995

     Dear Mr. Perry:

            Reference is made to the subject trust of which Union Bank is the trustee. It is proposed to amend the trust, as permitted by
     Section 11(a) thereof, as follows:

     Section 1(e) is deleted in its entirety and replaced with:

     "(e) Within 30 days following the execution of this Trust Agreement, the Company shall irrevocably deposit $3,000,000 and on January 31, 1996, the Company shall irrevocably deposit an additional $1,040,000. Thereafter, within 30 days following the end of each calendar quarter, the Company shall irrevocably deposit an amount equal to the quarterly pro-rata (straight-line) liability accrual during the current fiscal year of the Company, as determined by Coopers & Lybrand as part of its annual audit of International Rectifier Corporation, with respect to the retirement benefits payable to Eric Lidow and his wife as of the termination date of the Employment Agreement (June 30, 1997) or any extension thereof.

     Except as hereinabove indicated, the subject agreement shall remain in full force and effect.

     If the foregoing is acceptable to you, please so indicate by signing and returning to me one copy of this letter.

Very truly yours,



/s/ MICHAEL P. MCGEE

Michael P. McGee
Vice President, Chief Financial Officer

MPM/kf

Accepted and Agreed to:

Union Bank

By:  /s/ T. Steven Perry                Date:     MARCH 5, 1996
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